Exhibit 99.1

IREN Completes Acquisition of Mirantis
Strengthening the Software Layer of its
Vertically Integrated AI Cloud Platform

NEW YORK, August 4, 2026 (GLOBE NEWSWIRE) – IREN Limited (NASDAQ: IREN) (“IREN”) today announced it has completed the acquisition of Mirantis, Inc. (“Mirantis”), a leading provider of cloud software and services, through the issuance of approximately 12.6m ordinary shares, fixed at signing, plus cash, restricted stock units and other consideration of approximately $40m as of closing.

The acquisition deepens IREN’s capabilities across AI workload orchestration, monitoring and customer support, further strengthening its vertically integrated AI Cloud platform spanning owned and operated data centers, compute and software.

The acquisition also supports IREN’s strategy to serve a large and diverse customer base over time, including hyperscalers, enterprises and AI developers across bare metal and managed cloud services, and has already facilitated several of IREN’s announced and prospective AI Cloud contracts.

Mirantis brings deep software engineering and technical expertise, and a track record of serving more than 1,500 enterprise customers globally. Mirantis is an inaugural partner of the NVIDIA AI Cloud Ready Initiative, and has integrated k0rdent AI with NVIDIA DSX OS software components, supporting current and next-generation NVIDIA architectures. The open-source k0rdent AI platform will continue to be developed and supported for Mirantis’ customers.

The combination brings together IREN’s owned and operated data centers and compute with Mirantis’ flexible, interoperable software layer, giving customers greater choice and control in how they deploy and scale AI workloads.

Daniel Roberts, Co-Founder and Co-CEO of IREN, commented:

“From the beginning our view has been simple: own the land and power, build the data centers, deliver the compute. Mirantis adds the software layer on top, turning infrastructure into a platform. That’s what lets us serve everyone from hyperscalers running bare metal to enterprises who want fully managed AI cloud.”

Alex Freedland, Founder and CEO of Mirantis, commented:

“For more than a decade, Mirantis has helped enterprises deploy and operate mission-critical cloud infrastructure software, and that commitment to our customers remains unchanged. Becoming part of IREN gives us the opportunity to bring those capabilities to an even larger infrastructure platform, accelerating innovation while continuing to invest in the open and infrastructure-agnostic k0rdent AI platform.”

About IREN

IREN is a vertically integrated AI Cloud provider, delivering large-scale data centers and compute for AI training and inference. IREN’s platform is underpinned by its expansive portfolio of grid-connected land and power in renewable-rich regions across North America, Europe and APAC.

Contacts

Investors
ir@iren.com

Media
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Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or IREN’s future financial or operating performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies, revenue targets, anticipated benefits of the Mirantis acquisition, customer utilization and adoption of the k0rdent AI platform, and other trends we expect to affect our business. These statements often include words such as “anticipate,” “believe,” “may,” “can,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “target”, “will,” “estimate,” “predict,” “potential,” “continue,” “scheduled”.  Forward-looking statements may also be made, verbally or in writing, by members of our Board or management team in connection with this news release.

These forward-looking statements are based on management’s current expectations and beliefs. These statements are neither promises nor guarantees, but involve and are subject to known and unknown risks, uncertainties and other important factors that may cause IREN’s actual results, performance or achievements to differ materially from any future results performance or achievements expressed or implied by the forward-looking statements, including  IREN’s ability to successfully integrate and achieve the anticipated benefits of the acquisition, any unanticipated costs or liabilities associated with the acquisition, any failure to comply with laws, rules, regulations or business practices that IREN may become subject to as a result of any expansion of its business in connection with the acquisition of Mirantis, as well as IREN’s ability to successfully execute on its growth strategies and operating plans, achieve its targeted annualized AI Cloud revenue, continue to develop its existing data center sites, design and deploy direct-to-chip liquid cooling systems, and diversify and expand into the market for high performance computing solutions (including the market for cloud services and potential colocation services), along with other important factors discussed under the caption “Risk Factors” in IREN’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on August 28, 2025 and our other filings with the SEC. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement included in this press release speaks only as of the date of such statement. Except as required by law, IREN disclaims any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.